Exhibit 10.23

PC CONNECTION, INC.

Route 101A (730 Milford Road)

Merrimack, NH 03054

Dated as of: August 31, 2011

RBS Citizens, National Association

28 State Street

Boston, MA 02109

Re:	Limited Waiver and Amendment No. 4 to Second Amended and Restated Credit and Security Agreement and related Documents

Ladies and Gentlemen:

We refer to the Second Amended and Restated Credit and Security Agreement, dated as of June 29, 2005 (as amended by that certain Amendment No. 1, dated as of August 12, 2005, Amendment No. 2, dated as of January 3, 2007 and Amendment No. 3 dated as of October 15, 2007 the “Credit Agreement”), by and among PC Connection, Inc., a Delaware corporation (the “Borrower”), certain subsidiary guarantors party thereto, and RBS Citizens, National Association, successor by merger to Citizens Bank of Massachusetts, as the lender (in such capacity, the “Lender”) and agent (together with its successors and assigns in such capacity, the “Agent”).

We have requested that the Agent and Lender agree to make certain amendments to the Credit Agreement and we have been advised that the Agent and Lender are prepared and would be pleased to make the amendments to the Credit Agreement upon the terms and subject to the conditions set forth below.

Accordingly, in consideration of the premises, promises, mutual covenants and agreements set forth below, and fully intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

LIMITED WAIVER

In reliance upon the representations and warranties made by the Borrower in favor of the Agent and Lenders set forth in Article IV below and subject to the prior satisfaction of the conditions to effectiveness set forth in Article III below, the Agent and the Required Lenders hereby waive the Event of Default arising under Section 10.1(d) of the Credit Agreement as a result of Additional Guarantor’s (as defined below) failure to expressly join the Credit Agreement as a Guarantor pursuant to Section 7.11(a) of the Credit Agreement (the “Specified Event of Default”).

The waiver set forth above is limited solely to the specific matter listed above and shall not be deemed to be a waiver of any Default or Event of Default (other than the Specified Event of Default) or an amendment of any other provision of the Credit Agreement. Furthermore, except as specifically waived herein, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice, or otherwise adversely affect the rights of the Lenders or the Agent at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or the Other Documents; or (b) constitute any course of conduct, course of dealing, or other basis for altering any obligation of the Borrower under the Credit Agreement or the Other Documents.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the date hereof (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article III of this amendment (this “Amendment”), the Credit Agreement is hereby amended in each of the following respects:

(a) The term, “Documents” shall, wherever used in the Credit Agreement or Other Documents, be deemed to also mean and include this Amendment. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

(b) The Credit Agreement is amended as follows:

(i) Section 7.6(a) Section 7.6(a) of the Credit Agreement is amended by replacing “$10,000,000” with “$15,000,000”.

(ii) Exhibit 2.1(a). Exhibit 2.1(a) of the Credit Agreement is amended and restated as set forth on Exhibit B to this Amendment.

(iii) Professional Computer Center, Inc., an Illinois corporation (the “Additional Guarantor”), hereby joins in and is made a Guarantor party to the Credit Agreement for all purposes thereof, and grants to the Agent, pursuant to Section 4.1 of the Credit Agreement, a continuing security interest in its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located, to secure the prompt payment and performance of the Obligations, and hereby acquires all other rights and assumes all other obligations and covenants of a Guarantor thereunder, as fully as if a direct signatory party thereto.

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT

The Lender’s and Agent’s agreement herein to further amend the Credit Agreement as of the Amendment Date is subject to the fulfillment, to the satisfaction of the Agent on the date hereof, of the following conditions precedent:

(a) The Borrower, Additional Guarantor and Lender shall have executed this Amendment and delivered the same to the Agent;

(b) The Guarantors shall have executed a Consent of Guarantors in the form attached as Exhibit A to this Amendment;

(c) All representations and warranties contained herein shall be true and correct in all material respects;

(d) No Material Adverse Effect shall have occurred since June 30, 2011;

(e) The Additional Guarantor shall have executed and delivered to the Agent a Joinder to Amended and Restated Guaranty, in the form attached hereto as Exhibit C; and

(f) Each condition precedent set forth in subsequent subsection (b), (e), (f) and (g) of Section 8.1 of the Credit Agreement shall have been satisfied with respect to the Additional Guarantor.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and Agent as follows:

(a) Representations in Agreement. Each of the representations and warranties made by the Borrower and each of its Subsidiaries to the Lender in the Credit Agreement and other Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower and each of its Subsidiaries on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.

(b) No Default of Events of Default. Other than the Specified Event of Default, no Default or Event of Default exists on the Amendment Date.

(c) Binding Effect of Documents. This Amendment has been duly executed and delivered by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, and return the counterpart to the undersigned, whereupon this Amendment, as so accepted by you, shall become a binding agreement between the undersigned, the Agent and the Lender.

Very truly yours,

PC CONNECTION, INC.

By:	/S/ JACK FERGUSON
Name: Jack Ferguson
Title: Executive VP, Treasurer and CFO

PROFESSIONAL COMPUTER CENTER, INC.

By	/S/ GLYNN W. SCHULZE
Name: Glynn W. Schulze
Title: Secretary

The foregoing Amendment is hereby accepted by the undersigned as of the date hereof.

RBS CITIZENS, NATIONAL ASSOCIATION, as Agent and Lender

By:	/S/ MARC LUBELCZYK, SVP
Name: Marc Lubelczyk
Title: Senior Vice President

EXHIBIT A

See attached.

CONSENT OF GUARANTORS

GovConnection, Inc., a Maryland limited liability company, Merrimack Services Corporation, a Delaware corporation, PC Connection Sales Corporation, a Delaware corporation, and More Direct, Inc., a Florida corporation (collectively, the “Guarantors”), have each guaranteed the Obligations of PC Connection, Inc., a Delaware corporation (the “Borrower”), under that certain Second Amended and Restated Credit and Security Agreement, dated as of June 29, 2005 (as amended by that certain Amendment No. 1, dated as of August 12, 2005, Amendment No. 2, dated as of January 3, 2007, Amendment No. 3 dated as of October 15, 2007 and Amendment No. 4 (the “Amendment”), dated as of even date herewith, the “Credit Agreement”), by and among the Borrower, the Guarantors and RBS Citizens, National Association, successor by merger to Citizens Bank of Massachusetts, as the lender and agent. By executing this consent, each of the Guarantors hereby absolutely and unconditionally reaffirms to the Lender that each such Guarantor’s guaranty of the Obligations remains in full force and effect. Each of the undersigned Guarantors acknowledges and agrees to the terms and conditions of the Amendment and the Credit Agreement as amended thereby.

IN WITNESS WHEREOF, the undersigned have executed this Consent of Guarantors this 31 day of August, 2011.

GUARANTORS:

GOVCONNECTION, INC.

By	/S/ GARY ANDERSON
Name: Gary Anderson
Title: Treasurer

MERRIMACK SERVICES CORPORATION

By	/S/ JACK FERGUSON
Name: Jack Ferguson
Title: Executive VP, Treasurer and CFO

PC CONNECTION SALES CORPORATION

By	/S/ GARY ANDERSON
Name: Gary Anderson
Title: Treasurer

PC CONNECTION EXPRESS, INC.

By	/S/ WILLIAM COOPER
Name: William Cooper
Title: President

MORE DIRECT, INC.

By	/S/ GARY ANDERSON
Name: Gary Anderson
Title: Treasurer

EXHIBIT B

See attached.

THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

$50,000,000.00	October 15, 2007

FOR VALUE RECEIVED, the undersigned PC CONNECTION, INC., a corporation organized under the laws of the State of Delaware (hereinafter, together with its successors in title and assigns, collectively called the “Borrower”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promises to pay to the order of RBS CITIZENS, NATIONAL ASSOCIATION, successor by merger to Citizens Bank of Massachusetts (hereinafter, together with its successors in title and assigns, called the “Lender”), the principal sum of FIFTY MILLION DOLLARS ($50,000,000.00) or so much thereof as shall have been advanced by the Lender to the Borrower by way of Revolving Advances under the Loan Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Loan Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Loan Agreement.

On October 15, 2012, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the Lender, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

The Borrower authorizes the Lender to make or cause to be made at or about the time of any Revolving Advance or at the time of receipt of any payment of principal of this Note, an appropriate notation on the Schedule annexed hereto reflecting the making of such Revolving Advance or the receipt of such payment. The outstanding amount of the Revolving Advance set forth on the Schedule annexed hereto shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on the Schedule shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Loan Agreement to make payments of principal of and interest on this Note when due.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Loan Agreement.

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrower in United States Dollars, for the account of the Lender as set forth in the Loan Agreement, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respects of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made by the Borrower to the Lender pursuant to the Second Amended and Restated Credit and Security Agreement, dated as of June 29, 2005, among the Borrower, as borrower, GovConnection, Inc., a corporation organized under the laws of the State of Maryland, Merrimack Services Corporation, a corporation organized under the laws of the State of Delaware, PC Connection Sales Corporation, a corporation organized under the laws of the State of Delaware, MoreDirect, Inc., a corporation organized under the laws of the State of Florida, PC Connection Express, Inc., a corporation organized under the laws of the State of Delaware and Professional Computer Center, Inc., a corporation organized under the laws of the State of Illinois (each a “Guarantor” and collectively the “Guarantors”), Citizens Bank of Massachusetts, as lender and agent, and the financial institutions which are or hereafter become a party thereto (collectively, the “Lenders”) and is entitled to the benefits of said Second Amended and Restated Credit and Security Agreement (hereinafter, as originally executed, and as now or hereafter amended, modified, varied, supplemented or amended and restated called the “Loan Agreement”). This Note evidences the obligation under the Loan Agreement of the Borrower (a) to repay the principal amount of the Revolving Advances made by the Lender to the Borrower; (b) to pay interest on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable thereunder. This Note has been issued by the Borrower in replacement of the Second Amended and Restated Revolving Credit Note, dated June 29, 2005 (the “Original Note”), by the Borrower to the order of Citizens Bank of Massachusetts in the stated principal amount of $50,000,000. The Borrower confirms that the indebtedness outstanding under and evidenced by the Original Note on the date hereof has not been repaid, satisfied or discharged but for all purposes has been continued as provided herein and that the indebtedness evidenced by this Note includes all indebtedness outstanding under the Original Note on the date hereof.

The Borrower will have an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Loan Agreement.

Pursuant to and upon the terms contained in the Loan Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable.

This Note and the obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts. The Borrower hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note, except for notice expressly provided for in the Loan Agreement. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in Boston, Massachusetts in connection with any actions or proceedings brought against the Borrower by the holder hereof arising out of or relating to this Note.

IN WITNESS WHEREOF, this Third Amended and Restated Revolving Credit Note has been duly executed under seal by the undersigned on the day and in the year first above written.

PC CONNECTION, INC.

By	/S/ JACK FERGUSON
Name: Jack Ferguson
Title: Executive VP, Treasurer and CFO

SCHEDULE TO THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

DATED	AMOUNT OF LOAN	INTEREST RATE	AMOUNT PAID	NOTATION MADE BY

EXHIBIT C

See attached.

JOINDER TO AMENDED AND RESTATED GUARANTY AGREEMENT

JOINDER TO AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of August 31, 2011 (the “Joinder Agreement”), by and between PROFESSIONAL COMPUTER CENTER, INC., an Illinois corporation (the “Additional Guarantor”), and RBS CITIZENS, NATIONAL ASSOCIATION, successor by merger to Citizens Bank of Massachusetts, as agent (in capacity, the “Agent”) for itself and the Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, PC Connection, Inc., a Delaware corporation (the “Borrower”), is party to that certain Second Amended and Restated Credit and Security Agreement, dated as of June 29, 2005 (as amended by that certain Amendment No. 1, dated as of August 12, 2005, Amendment No. 2, dated as of January 3, 2007, Amendment No. 3, dated as of October 15, 2007 and Amendment No. 4 (“Amendment No. 4”), dated as of even date herewith, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, GovConnection, Inc., a Maryland limited liability company, Merrimack Services Corporation, a Delaware corporation, PC Connection Sales Corporation, a Delaware corporation, PC Connection Express, Inc., a Delaware corporation and More Direct, Inc., a Florida corporation (the immediately preceding five entities, collectively, the “Existing Guarantors”), the Agent and the lenders from time to time party thereto (the “Lenders”), pursuant to which the Lenders and the Agent have agreed to make certain loans and other extensions of credit (collectively, the “Loans”) to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, to induce the Lenders and Agent to make the Loans, the Existing Guarantors have entered into the certain Amended and Restated Guaranty, dated as of May 31, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), pursuant to which the Existing Guarantors have, inter alia, guaranteed the punctual payment and performance of all Obligations;

WHEREAS, the Additional Guarantor is a wholly-owned subsidiary of the Borrower, dependent upon the Borrower for financial and other needs, and shall benefit directly and indirectly from the Loans;

WHEREAS, it is a condition precedent to the efficacy of Amendment No. 4 that the Additional Guarantor enter into this Joinder Agreement, and guarantee the prompt payment and performance of the Obligations in accordance with the terms of the Guaranty Agreement;

NOW, THEREFORE, in order to induce the Lenders to enter into Amendment No. 4 and to make the Loans pursuant to the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Additional Guarantor and the Agent hereby agrees as follows:

1 Joinder. Effective as of the date hereof, the Additional Guarantor hereby joins in and is made a Guarantor party to the Guaranty Agreement for all purposes thereof, and guarantees the prompt payment and performance of the Obligations in accordance with the terms thereof, and shall have all of the rights and obligations of an Guarantor thereunder, as fully as if listed as a Guarantor directly therein and a direct signatory thereto.

2 Counterparts. This Joinder Agreement may be executed in any number of counterparts, and by each of the parties hereto on the same or separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

3 Assignment. This Joinder Agreement is binding upon the Additional Guarantor, the Agent and their respective successors and assigns and shall inure to the benefit of the Agent and its successors and assigns. The Additional Guarantor may not assign its rights or obligations hereunder without the prior written consent of the Agent, and any such purported assignment shall be void.

4 Amendment. No provisions of this Joinder Agreement shall be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Agent and the Additional Guarantor.

5 Governing Law; Jurisdiction. This Joinder Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applied to contracts to be performed wholly within the Commonwealth of Massachusetts. Any judicial proceeding brought by or against the Additional Guarantor with respect to this Joinder Agreement, the Documents or any Other Documents may be brought in any court of competent jurisdiction in the Commonwealth of Massachusetts, United States of America, and, by execution and delivery of this Agreement, the Additional Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Joinder Agreement. The Additional Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Borrower at its address set forth in Section 15.6 of the Credit Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against the Additional Guarantor in the courts of any other jurisdiction. The Additional Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Additional Guarantor waives the right to remove any judicial proceeding brought against the Additional Guarantor in any state court to any federal court. Any judicial proceeding by the Additional Guarantor against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Joinder Agreement, the Documents or any Other Documents, shall be brought only in a federal or state court located in the County of Suffolk, Commonwealth of Massachusetts.

6 Headings. The descriptive headings of the various provisions of this Joinder Agreement are inserted for convenience of reference only and shall not affect the meaning or construction of any of the provisions of this Joinder Agreement.

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IN WITNESS WHEREOF, the Additional Guarantor and the Agent have duly executed and delivered this Joinder Agreement as of the date first above written.

PROFESSIONAL COMPUTER CENTER, INC.

By	/S/ Glynn W. Schulze
Name: Glynn W. Schulze
Title: Secretary

ACCEPTED BY:

RBS CITIZENS, NATIONAL ASSOCIATION, in its capacity as Agent

By:	/S/ Marc Lubelczyk, SVP
Name: Marc Lubelczyk
Title: Senior Vice President

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